UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026

NN, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39268	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road, Suite 120
Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 14, 2026, NN, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s preliminary net sales and new business wins for the quarter ended March 31, 2026 and increasing its 2026 new business wins guidance to $80 to $90 million. Results for the quarter ended March 31, 2026 have not been finalized and are subject to our financial statement closing procedures. There can be no assurance that our final results will not differ from these preliminary estimates. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

Pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”), the information furnished pursuant to this Item 2.02 of this Current Report (including Exhibit 99.1) is deemed to have been furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward Looking Statements:

This Current Report contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements related to the financial information for the quarter ended March 31, 2026 and financial guidance for fiscal 2026. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “growth,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project”, “trajectory” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such statements. Such factors include, among others, those related to the preliminary nature of the Company’s quarter ended March 31, 2026 financial information, which is subject to completion of normal quarter-ended accounting procedures and closing adjustments; and the assumptions underlying the Company’s new business wins guidance for fiscal 2026. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release issued by NN, Inc., dated April 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2026

NN, INC.

By:	/s/ Christopher H. Bohnert
Name:	Christopher H. Bohnert
Title:	Senior Vice President and Chief Financial Officer